UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 16, 2010

USANA HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Utah

(State or other jurisdiction of incorporation)

0-21116	87-0500306
(Commission File No.)	(IRS Employer Identification
Number)

3838 West Parkway Boulevard
Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 16, 2010, USANA Health Sciences, Inc., a Utah corporation (the “Company”) filed a Form 8-K to report that the Company indirectly acquired BabyCare Ltd. (“BabyCare”), a limited liablity company incorporated under the laws of the People’s Republic of China. This acquisition was accomplished in the following simultaneous transactions.  The Company acquired Pet Lane, Inc., a Delaware corporation (“Pet Lane”), which is the record owner of BabyCare in China.  Simultaneously, the Company entered into and closed a share purchase agreement (the “Purchase Agreement”), dated as of August 16, 2010, by and among the Company and the following parties: Pet Lane; Yaolan Ltd., an exempted company organized under the laws of the Cayman Islands (“Yaolan”); and BabyCare Holdings, Ltd., an exempted company organized under the laws of the Cayman Islands (“BabyCare Holdings”).  Pursuant to the Purchase Agreement, the Company, through its acquisition entity Pet Lane, acquired all of the issued and outstanding shares of BabyCare Holdings from Yaolan.  BabyCare Holdings is the beneficial owner of BabyCare. As a result of its acquisition of Pet Lane and BabyCare Holdings, the Company, indirectly, acquired both record and beneficial ownership of BabyCare.

This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below.

Item 9.01.              Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of BabyCare Holdings for the six months ended June 30, 2010 and 2009 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The audited consolidated financial statements of BabyCare Holdings for the years ended December 31, 2009, 2008, and 2007 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The audited balance sheets of Pet Lane as of December 31, 2009 and  2008, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b)   Pro Forma Financial Information.

The pro forma financial information with respect to the Company’s acquisition of BabyCare as of and for the six months ended July 3, 2010 and for the year ended January 2, 2010 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

(d)   Exhibits.

Exhibit No.	Document

23.1	Consent of PricewaterhouseCoopers Zhong Tian CPAs Limited Company, independent accountants

23.2	Consent of Comyns, Smith, McCleary & Deaver, LLP, independent public accounting firm

99.1	Unaudited condensed consolidated financial statements of BabyCare Holdings as of and for the six months ended June 30, 2010 and 2009

99.2	Audited consolidated financial statements of BabyCare Holdings as of and for the years ended December 31, 2009, 2008, and 2007

99.3	Audited balance sheets of Pet Lane as of December 31, 2009 and 2008

99.4	Pro forma financial information with respect to the Company’s acquisition of BabyCare as of and for the six months ended July 3, 2010 and for the year ended January 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

	By:	/s/ Jeffrey A. Yates

Jeffrey A. Yates, Chief Financial Officer

Dated: October 8, 2010